SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
      Filed Pursuant to Section 13 or 15 (d) of the Securities Act of 1934
                         Date of Report: August 25, 2003



                              EMPIRIC ENERGY, INC.


             (Exact name of registrant as specified in its charter)



         DELAWARE                                         75-2455467
-------------------------------                ---------------------------------
(State or other jurisdiction of                (IRS Employer Identification No.)
 incorporation or organization)


                 14675 Midway Road, Suite 207, Addison, TX 75001


                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (972) 387-4100




                                 Not Applicable

          (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulations FD Disclosures
----------------------------------------------------

Election of two new Board Members to the Board of Directors.

On May 27, 2003,the Registrant Empiric Energy, Inc. elected at its Annual Shareholders Meeting in Addison, Texas two new members of its board of directors, Board Members Mr. Virgil Pettigrew and Mr. J. T. Ling. Mr. James J. Ling was also re-elected as a director, bringing the present number of directors to three. Each director was elected to serve on the board until the next annual meeting of the shareholders and until his successor is duly elected and qualified.




ITEM 7. EXHIBIT INDEX


None





                            (SIGNATURE PAGE FOLLOWS)

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EMPIRIC ENERGY, INC.



                                        By: /s/ James J. Ling
                                            ------------------------------------
                                            James J. Ling
                                            Chairman and Chief Executive Officer

Date:  August 25, 2003